UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2005

GLENBOROUGH REALTY TRUST INCORPORATED

(Exact name of Registrant as Specified in Charter)

Maryland	001-14162	94-3211970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Ste. 1100, San Mateo, California 94402

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 343-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Glenborough Realty Trust Incorporated (the Company) hereby amends Item 9.01 of its Current Reports on Form 8-K filed with the Securities and Exchange Commission (the Commission) on August 15, 2005 and August 18, 2005, to file the Financial Statements, Pro Forma Financial Information and Exhibits of the Company related to the various dispositions and the acquisitions of 33 New Montgomery, a 241,794 square foot office building located in San Francisco, California, on August 11, 2005, and Capitol Place III, a 212,779 square foot office building located in Washington, D.C., on August 16, 2005 (as defined in such Form 8-K’s), as well as the acquisition of Metro Place II, a 234,466 square foot office building located in Merrifield, Virginia, on February 1, 2005. All of these buildings were acquired from unrelated third parties in unrelated transactions and represent individually insignificant transactions.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X FOR:

	33 NEW MONTGOMERY

	Report of Independent Auditors	3

	Statements of Revenue and Certain Expenses for the year ended December 31, 2004, and for the six month period ended June 30, 2005 (unaudited), with accompanying notes	4-5

	CAPITOL PLACE III

	Report of Independent Auditors	6

	Statements of Revenue and Certain Expenses for the year ended December 31, 2004, and for the six month period ended June 30, 2005 (unaudited), with accompanying notes	7-8

	METRO PLACE II

	Report of Independent Auditors	9

	Statements of Revenue and Certain Expenses for the year ended December 31, 2004, and for the one month period ended January 31, 2005 (unaudited), with accompanying notes	10-11

(b)	PRO FORMA FINANCIAL STATEMENT INFORMATION UNDER ARTICLE 11 OF REGULATION S-X	12

	Unaudited Pro Forma Consolidated Condensed Balance Sheet of Glenborough Realty Trust Incorporated as of June 30, 2005, with accompanying notes	13-15

Unaudited Pro Forma Consolidated Condensed Statements of Operations of Glenborough Realty Trust Incorporated for the six months ended June 30, 2005, and for the year ended December 31, 2004, with accompanying notes

		16-21

(c)	SIGNATURES	22

(d)	EXHIBIT 23.01 - CONSENT OF INDEPENDENT ACCOUNTANTS

Report of Independent Auditors

The Shareholders and the Board of Directors of

Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenue and certain expenses of 33 New Montgomery, San Francisco, California, for the year ended December 31, 2004. This statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenue and certain expenses, and is not intended to be a complete presentation of 33 New Montgomery’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of 33 New Montgomery, described in Note 1, for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Francisco, California

October 24, 2005

33 NEW MONTGOMERY

Statements of Revenue and Certain Expenses

(in thousands)

	For the Year Ended December 31, 2004	For the Six Months Ended June 30, 2005 (unaudited)
Revenue	$7,945	$3,829

Certain Expenses:
Property operating	2,259	1,047
Real estate taxes	721	370

Total expenses	2,980	1,417

Revenue in excess of certain expenses	$4,965	$2,412

The accompanying notes are an integral part of these financial statements.

33 NEW MONTGOMERY

Notes to Statements of Revenue and Certain Expenses

1. BACKGROUND AND BASIS OF PRESENTATION

The accompanying Statements of Revenue and Certain Expenses (the “Statements”) include the operations of 33 New Montgomery (the “Property”), for the year ended December 31, 2004 and the six months ended June 30, 2005. The Property was acquired by Glenborough Realty Trust Incorporated (the “Company”) from an unaffiliated third party on August 11, 2005, for approximately $75 million. The Property is a 241,794 square-foot (unaudited) multi-tenant office building located in San Francisco, California.

The accompanying Statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in current reports on Form 8-K of the Company as required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14. The Statements are not intended to be a complete presentation of the actual operations of the Property for the year ended December 31, 2004 and for the six months ended June 30, 2005. Expenses excluded relate to the Property’s management fees, depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Property. In addition, property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Real Estate

Costs related to the acquisition of and improvements to the Property and related equipment are capitalized. Expenditures related to repairs and maintenance are expensed as incurred.

Revenue Recognition

Rental revenues are recorded on a straight-line basis over the term of the leases. Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, repairs and insurance costs that are expected to continue in the ongoing operation of the Property.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the financial statements.

Interim Statements

The Statement for the six months ended June 30, 2005 is unaudited and has been presented for informational purposes; however, in the opinion of the Company’s management, all significant adjustments necessary for a fair presentation of the Statement for the interim period have been included. The Company is not aware of any other material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.

Report of Independent Auditors

The Shareholders and the Board of Directors of

Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenue and certain expenses of Capitol Place III, Washington, D.C., for the year ended December 31, 2004. This statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenue and certain expenses, and is not intended to be a complete presentation of Capitol Place III’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Capitol Place III, described in Note 1, for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Francisco, California

October 24, 2005

CAPITOL PLACE III

Statements of Revenue and Certain Expenses

(in thousands)

	For the Year Ended December 31, 2004	For the Six Months Ended June 30, 2005 (unaudited)
Revenue	$8,916	$4,316

Certain Expenses:
Property operating	1,482	841
Real estate taxes	808	498

Total expenses	2,290	1,339

Revenue in excess of certain expenses	$6,626	$2,977

The accompanying notes are an integral part of these financial statements.

CAPITOL PLACE III

Notes to Statements of Revenue and Certain Expenses

1. BACKGROUND AND BASIS OF PRESENTATION

The accompanying Statements of Revenue and Certain Expenses (the “Statements”) include the operations of Capitol Place III (the “Property”), for the year ended December 31, 2004 and the six months ended June 30, 2005. The Property was acquired by Glenborough Realty Trust Incorporated (the “Company”) from an unaffiliated third party on August 16, 2005, for approximately $80.9 million. The Property is a 212,779 square-foot (unaudited) multi-tenant office building located in Washington, D.C.

The accompanying Statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in current reports on Form 8-K of the Company as required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14. The Statements are not intended to be a complete presentation of the actual operations of the Property for the year ended December 31, 2004 and for the six months ended June 30, 2005. Expenses excluded relate to the Property’s management fees, depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Property. In addition, property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Real Estate

Costs related to the acquisition of and improvements to the Property and related equipment are capitalized. Expenditures related to repairs and maintenance are expensed as incurred.

Revenue Recognition

Rental revenues are recorded on a straight-line basis over the term of the leases. Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, repairs and insurance costs that are expected to continue in the ongoing operation of the Property.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the financial statements.

Interim Statements

The Statement for the six months ended June 30, 2005 is unaudited and has been presented for informational purposes; however, in the opinion of the Company’s management, all significant adjustments necessary for a fair presentation of the Statement for the interim period have been included. The Company is not aware of any other material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.

Report of Independent Auditors

The Shareholders and the Board of Directors of

Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenue and certain expenses of Metro Place II, Merrifield, Virginia, for the year ended December 31, 2004. This statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenue and certain expenses, and is not intended to be a complete presentation of Metro Place II’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Metro Place II, described in Note 1, for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Francisco, California

October 24, 2005

METRO PLACE II

Statements of Revenue and Certain Expenses

(in thousands)

	For the Year Ended December 31, 2004	For the One Month Ended January 31, 2005 (unaudited)
Revenue	$7,503	$495

Certain Expenses:
Property operating	1,042	66
Real estate taxes	523	38

Total expenses	1,565	104

Revenue in excess of certain expenses	$5,938	$391

The accompanying notes are an integral part of these financial statements.

METRO PLACE II

Notes to Statements of Revenue and Certain Expenses

1. BACKGROUND AND BASIS OF PRESENTATION

The accompanying Statements of Revenue and Certain Expenses (the “Statements”) include the operations of Metro Place II (the “Property”), for the year ended December 31, 2004 and the one month ended January 31, 2005. The Property was acquired by Glenborough Realty Trust Incorporated (the “Company”) from an unaffiliated third party on February 1, 2005, for approximately $71.8 million. The Property is a 234,466 square-foot (unaudited) multi-tenant office building located in Merrifield, Virginia.

The accompanying Statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in current reports on Form 8-K of the Company as required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14. The Statements are not intended to be a complete presentation of the actual operations of the Property for the year ended December 31, 2004 and for the one month ended January 31, 2005. Expenses excluded relate to the Property’s management fees, depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Property. In addition, property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Real Estate

Costs related to the acquisition of and improvements to the Property and related equipment are capitalized. Expenditures related to repairs and maintenance are expensed as incurred.

Revenue Recognition

Rental revenues are recorded on a straight-line basis over the term of the leases. Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, repairs and insurance costs that are expected to continue in the ongoing operation of the Property.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the financial statements.

Interim Statements

The Statement for the one month ended January 31, 2005 is unaudited and has been presented for informational purposes; however, in the opinion of the Company’s management, all significant adjustments necessary for a fair presentation of the Statement for the interim period have been included. The Company is not aware of any other material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.

PRO FORMA FINANCIAL STATEMENTS

The following unaudited, pro forma consolidated condensed balance sheet as of June 30, 2005, has been prepared to reflect (i) property acquisitions by Glenborough Realty Trust Incorporated (the “Company”) (including new debt obtained in connection therewith) completed subsequent to June 30, 2005 through the date of this filing, and (ii) property dispositions by the Company (including debt assumed or retired in connection therewith) completed subsequent to June 30, 2005 through the date of this filing, as if such transactions had been completed on June 30, 2005.

The following unaudited, pro forma consolidated condensed statement of operations for the six months ended June 30, 2005, has been prepared to reflect (i) all property acquisitions (including new debt obtained in connection therewith) completed from January 2005 through the date of this filing, (ii) all property dispositions (including debt assumed or retired in connection therewith) completed from January 1, 2005 through the date of this filing, and (iii) adjustments to the Company’s minority interests based on pro forma adjustments, as if such transactions had been completed on January 1, 2004 and were carried forward through June 30, 2005.

The following unaudited, pro forma consolidated condensed statement of operations for the year ended December 31, 2004, has been prepared to reflect (i) all property acquisitions (including new debt obtained in connection therewith) completed from January 1, 2005 through the date of this filing, (ii) all property dispositions (including debt assumed or retired in connection therewith) completed from January 1, 2005 through the date of this filing, and (iii) adjustments to the Company’s minority interests based on pro forma adjustments, as if such transactions had been completed on January 1, 2004 and were carried forward through December 31, 2004.

These unaudited, pro forma consolidated condensed financial statements should be read in conjunction with the audited financial statements of the Company and the related management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the year ended December 31, 2004, and our unaudited June 30, 2005 Form 10-Q. In the opinion of management, all material adjustments necessary to reflect the effects of the transactions have been made.

The pro forma consolidated condensed financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transactions had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods. In addition, in conjunction with these unaudited pro forma consolidated condensed financial statements, you should read the Statements of Revenue and Certain Expenses of the acquired properties contained elsewhere in this Form 8-K/A.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Balance Sheet

As of June 30, 2005

(unaudited, in thousands)

	Historical (1)	Acquisitions (2)	Dispositions (3)	Pro Forma
ASSETS
Rental properties, gross	$1,205,652	$163,531	$(7,565)	$1,361,618
Accumulated depreciation	(193,199)	—	2,883	(190,316)

Rental properties, net	1,012,453	163,531	(4,682)	1,171,302

Properties held for sale	119,886		(73,047)	46,839
Investments in land and development	134,372	—	—	134,372
Investments in unconsolidated operating joint ventures	11,936	—	—	11,936
Mortgage loans receivable	11,073	—	—	11,073
Cash and cash equivalents	4,832	799	—	5,631
Other assets	58,232	3,171	(267)	61,136

Total assets	$1,352,784	$167,501	$(77,996)	$1,442,289

LIABILITIES
Mortgage loans	$728,151	$117,511	$(65,455)	$780,207
Unsecured bank line of credit	44,119	39,462	(49,764)	33,817
Obligations associated with properties held for sale	2,848	—	(1,040)	1,808
Other liabilities	45,542	9,524	(98)	54,968

Total liabilities	820,660	166,497	(116,357)	870,800

MINORITY INTEREST	34,718	—	—	34,718

STOCKHOLDERS’ EQUITY
Common stock	36	—	—	36
Preferred stock	4	—	—	4
Additional paid-in capital	798,575	—	—	798,575
Deferred compensation	(3,653)	—	—	(3,653)
Distributions in excess of accumulated earnings	(297,556)	1,004	38,361	(258,191)

Total stockholders’ equity	497,406	1,004	38,361	536,771

Total liabilities and stockholders’ equity	$1,352,784	$167,501	$(77,996)	$1,442,289

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Notes and Adjustments to Pro Forma Consolidated Condensed Balance Sheet

As of June 30, 2005

(unaudited)

1.	This column reflects the historical consolidated condensed balance sheet of the Company as of June 30, 2005, which includes the following properties acquired or disposed in 2005:

Acquisition:

Metro Place II

On February 1, 2005, the Company acquired Metro Place II in Merrifield, Virginia, for approximately $71.8 million. The property consists of a 234,466 square foot, ten-story Class “A” multi-tenant office building and a six-level parking garage. Completed in 1999, the property is 100% leased primarily to defense industry tenants, and is not subject to any lease expirations until 2009. The purchase price was funded with the 1031 tax deferred exchange proceeds from the sale of Rockwall I & II (as discussed below) and the assumption of a $39.4 million mortgage from a life insurance company (for which fair value approximated carrying value). SFAS No. 141 “Business Combinations” requires the acquirer to allocate a portion of the acquisition costs to intangible assets and liabilities in applying the purchase method of accounting. In accordance with SFAS No. 141, intangible assets related to at-market and above-market rate in-place leases recognized in this transaction amounted to approximately $5.3 million and are included in rental properties on the accompanying pro forma consolidated condensed balance sheet. Liabilities related to below-market rate in-place leases amounted to approximately $1.0 million.

Dispositions:

During the six months ended June 30, 2005, the Company sold six properties to unrelated buyers. These assets were sold for an aggregate sales price of approximately $114.6 million which generated a gain on sale of approximately $26.6 million. In connection with these sales, approximately $52.2 million of the Company’s mortgage loans were paid off or assumed by the buyers. The remaining proceeds were used to pay down the Company’s unsecured bank line of credit or were placed into tax-deferred 1031 exchange accounts which were then used in the acquisitions discussed above and below.

The six properties sold were:

Property	Market	Date of Sale	Square Footage	Sales Price ($000’s)
Rockwall I and II	Washington D.C.	1/18/05	342,739	$76,750
Leawood Office Building	Kansas City	2/9/05	92,787	$7,290
Park 100 Industrial	Indianapolis	4/26/05	102,400	$2,680
Lake Point Business Park	Tampa/Orlando	4/28/05	134,360	$13,100
Oak Brook International Center	Chicago	5/12/05	98,431	$11,500
Fairfield Business Quarters	New Jersey	6/1/05	42,792	$3,250

2.	This column reflects the completed acquisitions of 33 New Montgomery and Capitol Place III as described below:

33 New Montgomery

On August 11, 2005, the Company acquired 33 New Montgomery, a 20-story, Class “A” office tower located in the San Francisco Financial District, for approximately $75 million. The building, totaling 241,794 rentable square feet, is located at the corner of Market and New Montgomery streets adjacent to the Montgomery Street BART Station. The property is 92% leased to a diversified roster of 31 tenants with no single tenant leasing more than 10% of the net rentable area (the average tenant size is 7,000 SF). The tenant base consists primarily of prominent professional service-oriented companies in the insurance, government, finance and legal sectors. The purchase price was funded with a new $50 million mortgage loan and a draw on the Company’s unsecured bank line of credit. The $50 million mortgage loan bears interest at the fixed rate of 5.63%, requires monthly interest-only payments, and matures on February 11, 2006. This loan will be paid-off prior to maturity with proceeds from the reverse 1031 tax deferred exchange of four properties, including University Club Tower and Navistar-Chicago which have already been sold as of the date of this filing (as discussed below) and resulted in pay-downs on this mortgage loan totaling approximately $29.8 million. In accordance with SFAS No. 141, intangible assets related to at-market and above-market rate in-place leases recognized in this transaction amounted to approximately $7.4 million and are included in rental properties on the accompanying pro forma consolidated condensed balance sheet. Liabilities related to below-market rate in-place leases amounted to approximately $3.5 million.

Capitol Place III

On August 16, 2005, the Company acquired Capitol Place III, a 12-story, Class “A-” office building totaling 212,779 square feet and located in Washington, D.C.’s Capitol Hill district for approximately $80.9 million. The building is three blocks from the U. S. Capitol building; one block from Union Station, and is part of Capitol Place, one of the largest projects in the District of Columbia. Capitol Place is a one million square foot mixed-use project located on nearly an entire city block bounded by New Jersey Avenue, F Street, and First Street, N.W. The Capitol Place project is composed of four buildings – three office buildings and a full service, 264-room Washington Court Hotel-situated around a central atrium. The project is 100% leased to eight tenants. The purchase price was funded with a $15 million draw on the Company’s unsecured bank line of credit, a $32.8 million draw on a secured mortgage loan and the assumption of a $25.7 million mortgage from a life insurance company which was recorded at its fair value of approximately $34.7 million. In accordance with SFAS No. 141, intangible assets related to at-market and above-market rate in-place leases recognized in this transaction amounted to approximately $6 million and are included in rental properties on the accompanying pro forma consolidated condensed balance sheet. Liabilities related to below-market rate in-place leases amounted to approximately $4.1 million.

The purchase price allocation also reflects the assumption of certain assets and liabilities by the Company including prepaid rents, security deposits and property taxes payable.

3.	This column reflects the dispositions of the following properties during the period from July 1, 2005 through October 25, 2005:

Property	Market	Date of Sale	Square Footage	Sales Price ($000’s)
Woodlands Tech	St. Louis	8/1/05	98,037	$8,400
Bryant Lake	Minneapolis	9/27/05	171,359	$14,400
Columbia Centre	Chicago	9/28/05	146,530	$14,768
University Club Tower	St. Louis	9/29/05	272,443	$40,100
Oakbrook Terrace Corp Ctr III	Chicago	10/7/05	232,052	$25,684
Navistar – Chicago	Chicago	10/19/05	474,426	$15,600

The above properties, with the exception of Navistar – Chicago, became held for sale prior to June 30, 2005. The dispositions column represents the pro forma effects as if the sale had occurred prior to June 30, 2005.

These assets were sold for an aggregate sales price of approximately $119 million and generated a gain on sale of approximately $38.4 million. In connection with these sales, approximately $65.5 million of the Company’s mortgage loans were paid off or assumed by the buyers. The remaining proceeds were used to pay down the Company’s unsecured bank line of credit or were placed into tax-deferred 1031 exchange accounts which were then used in the acquisitions discussed above.

The dispositions also reflect the assumption of certain assets and liabilities by the buyers comprising prepaid rents, security deposits and property taxes payable.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Statement of Operations

For The Six Months Ended June 30, 2005

(unaudited, in thousands, except share and per share amounts)

	Historical (1)	Acquisitions (2)	Dispositions (3)	Pro Forma
OPERATING REVENUE:
Rental revenue	$79,969	$9,135	$(576)	$88,528
Fees and reimbursements from affiliates	2,454	—	—	2,454

Total operating revenue	82,423	9,135	(576)	90,982

OPERATING EXPENSES:
Property operating expenses	27,570	2,860	(15)	30,415
General and administrative	7,210	—	—	7,210
Depreciation and amortization	26,181	3,629	(69)	29,741
Provision for impairment of real estate assets	29,810	—	—	29,810

Total operating expenses	90,771	6,489	(84)	97,176

Interest and other income	1,645	—	—	1,645
Equity in earnings of unconsolidated operating joint ventures	302	—	—	302
Interest expense	(18,922)	(1,249)	—	(20,171)
Loss on early extinguishment of debt	(561)	—	—	(561)

Income (loss) from continuing operations before minority interest	(25,884)	1,397	(492)	(24,979)
Minority interest (4)	2,715	(107)	38	2,646

Income (loss) from continuing operations	(23,169)	1,290	(454)	(22,333)
Preferred dividends	(3,624)	—	—	(3,624)
Dividends paid on redeemed preferred stock	(596)	—	—	(596)
Premium and write-off of original issuance costs on preferred stock redemption	(5,309)	—	—	(5,309)

Income (loss) from continuing operations available to Common Stockholders	$(32,698)	$1,290	$(454)	$(31,862)

Basic Per Share Data (5):
Income (loss) from continuing operations available to Common Stockholders	$(0.91)			$(0.89)

Basic weighted average shares outstanding	35,870,534			35,870,534

Diluted Per Share Data (5):
Income (loss) from continuing operations available to Common Stockholders	$(0.91)			$(0.89)

Diluted weighted average shares outstanding	35,870,534			35,870,534

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Statement of Operations

For The Year Ended December 31, 2004

(unaudited, in thousands, except share and per share amounts)

	Historical (1)	Acquisitions (2)	Dispositions (3)	Pro Forma
OPERATING REVENUE:
Rental revenue	$179,260	$25,295	$(21,796)	$182,759
Fees and reimbursements from affiliates	4,047	—	—	4,047

Total operating revenue	183,307	25,295	(21,796)	186,806

OPERATING EXPENSES:
Property operating expenses	63,679	6,835	(8,886)	61,628
General and administrative	11,582	—	(36)	11,546
Depreciation and amortization	58,952	10,128	(6,777)	62,303
Provision for impairment of real estate assets	3,752	—	—	3,752

Total operating expenses	137,965	16,963	(15,699)	139,229

Interest and other income	2,598	—	—	2,598
Equity in earnings of unconsolidated operating joint ventures	805	—	—	805
Interest expense	(33,742)	(5,584)	143	(39,183)
Loss on early extinguishment of debt	(2,035)	—	—	(2,035)

Income from continuing operations before minority interest	12,968	2,748	(5,954)	9,762
Minority interest (4)	804	(241)	521	1,084

Income from continuing operations	13,772	2,507	(5,433)	10,846
Preferred dividends	(13,272)	—	—	(13,272)
Dividends paid on redeemed preferred stock	(2,073)	—	—	(2,073)
Premium and write-off of original issuance costs on preferred stock redemption	(5,900)	—	—	(5,900)

Income (loss) from continuing operations available to Common Stockholders	$(7,473)	$2,507	$(5,433)	$(10,399)

Basic Per Share Data (5):
Income (loss) from continuing operations available to Common Stockholders	$(0.24)			$(0.33)

Basic weighted average shares outstanding	31,167,080			31,167,080

Diluted Per Share Data (5):
Income (loss) from continuing operations available to Common Stockholders	$(0.24)			$(0.33)

Diluted weighted average shares outstanding	31,167,080			31,167,080

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Notes and Adjustments to Pro Forma

Consolidated Condensed Statements of Operations

For the Six Months Ended June 30, 2005, and

For the Year Ended December 31, 2004

(unaudited, in thousands)

1.	This column reflects the historical consolidated condensed operations of the Company for the six months ended June 30, 2005, and for the year ended December 31, 2004.

2.	For the consolidated condensed statement of operations for the six months ended June 30, 2005, the adjustment reflects the historical operations of Metro Place II for the one month ended January 31, 2005, and the historical operations of 33 New Montgomery and Capitol Place III for the six months ended June 30, 2005. For the consolidated condensed statement of operations for the year ended December 31, 2004, the adjustment reflects the historical operations of Metro Place II, 33 New Montgomery and Capitol Place III for the year ended December 31, 2004. These amounts also include certain pro forma adjustments to reflect estimated results had the properties been owned by the Company for this period.

	Six Months Ended June 30, 2005 (or portion of 2005 prior to acquisition)
	Metro Place II	33 New Montgomery	Capitol Place III	Combined Total
Rental revenue	$522	$3,957	$4,656	$9,135

Property operating expenses	104	1,417	1,339	2,860
Depreciation and amortization	287	1,680	1,662	3,629
Interest expense	172	204	873	1,249

Total expenses	563	3,301	3,874	7,738

Income (loss) from continuing operations before minority interest	$(41)	$656	$782	$1,397

	Year Ended December 31, 2004
	Metro Place II	33 New Montgomery	Capitol Place III	Combined Total
Rental revenue	$7,496	$8,201	$9,598	$25,295

Property operating expenses	1,565	2,980	2,290	6,835
Depreciation and amortization	3,444	3,360	3,324	10,128
Interest expense	2,046	1,816	1,722	5,584

Total expenses	7,055	8,156	7,336	22,547

Income from continuing operations before minority interest	$441	$45	$2,262	$2,748

If the market rates of interest on the variable rate debt changed by a 1/8% variance, then the change in interest expense on the variable rate debt would be approximately $172,000 annually.

Other pro forma adjustments are as follows:

•	Rental revenue includes pro forma adjustments for amortization of intangible assets and liabilities consisting of above and below market rate leases pursuant to FASB 141 from the pro forma acquisition date.

•	Management fees recognized by the previous owners have been excluded.

•	Depreciation and amortization has been calculated based upon estimated useful lives of the respective assets on a straight-line basis. Depreciation and amortization recognized by the previous owners has been excluded.

•	Interest expense has been adjusted to reflect the estimated interest expense on the new mortgage debt obtained in connection with the acquisitions based upon the respective loan terms.

3.	For the six months ended June 30, 2005, adjustments reflect the elimination of rental revenue, property operating expenses and depreciation and amortization directly related to the properties sold subsequent to June 30, 2005, and through the date of this filing, as if such dispositions had occurred on January 1, 2005. No adjustment was needed for Woodlands Tech, Bryant Lake, Columbia Centre, University Club Tower and Oakbrook Terrace as these properties were held for sale as of June 30, 2005, and therefore, the historical results of the properties were already reclassified from continuing operations to discontinued operations in the historical consolidated statement of operations for the six months ended June 30, 2005. Property detail is as follows (in thousands):

Six Months Ended June 30, 2005
Navistar Chicago
Rental revenue	$(576)

Property operating expenses	(15)
Depreciation and amortization	(69)

Total expenses	(84)

Income (loss) from continuing operations before minority interest	$(492)

For the year ended December 31, 2004, adjustments reflect the elimination of rental revenue, interest income, property operating expenses, general and administrative expenses and depreciation and amortization directly related to the properties sold subsequent to December 31, 2004, and through the date of this filing, as if such dispositions occurred on January 1, 2004. No adjustment was needed for Rockwall I and II as this property was held for sale as of December 31, 2004, and therefore, the historical results of the property were already reclassified from continuing operations to discontinued operations in the historical consolidated statement of operations for the year ended December 31, 2004. Adjustments also reflect the elimination of interest expense on mortgage loans paid off or assumed by the buyers in connection with these dispositions. Property detail is as follows (in thousands):

	Year Ended December 31, 2004
	Leawood Office Building	Park 100 Industrial	Lake Point Business Park	Oak Brook International Center	Fairfield Business Quarters	Woodlands Tech
Total revenue	$(1,257)	$(334)	$(1,753)	$(2,133)	$(425)	$(1,215)

Property operating expenses	(612)	(73)	(517)	(830)	(177)	(338)
General and administrative	(36)	—	—	—	—	—
Depreciation and amortization	(667)	(68)	(449)	(681)	(123)	(223)
Interest expense	—	—	—	—	(143)	—

Total expenses	(1,315)	(141)	(966)	(1,511)	(443)	(561)

Income (loss) from continuing operations before minority interest	$58	$(193)	$(787)	$(622)	$18	$(654)

	Bryant Lake	Columbia Centre	University Club Tower	Oakbrook Terrace	Navistar- Chicago	Combined Total
Total revenue	$(1,753)	$(3,526)	$(5,605)	$(2,665)	$(1,130)	$(21,796)

Property operating expenses	(616)	(1,724)	(2,202)	(1,767)	(30)	(8,886)
General and administrative	—	—	—	—	—	(36)
Depreciation and amortization	(596)	(1,082)	(901)	(1,850)	(137)	(6,777)
Interest expense	—	—	—	—	—	(143)

Total expenses	(1,212)	(2,806)	(3,103)	(3,617)	(167)	(15,842)

Income (loss) from continuing operations before minority interest	$(541)	$(720)	$(2,502)	$952	$(963)	$(5,954)

4.	Reflects the change in minority interest based on pro forma adjustments to historical net income.

5.	Pro forma earnings per share are as follows (in thousands, except for weighted average shares and per share amounts):

	Six months ended June 30, 2005	Year ended December 31, 2004

Income (loss) from continuing operations available to common stockholders – Basic and Diluted	$(31,862)	$(10,399)

Weighted average shares:
Basic	35,870,534	31,167,080
Stock options and restricted stock	—	—
Convertible Operating Partnership Units	—	—

Diluted	35,870,534	31,167,080

Basic earnings (loss) from continuing operations per share	$(0.89)	$(0.33)
Diluted earnings (loss) from continuing operations per share	$(0.89)	$(0.33)

For the six months ended June 30, 2005, options to purchase shares of the Company’s common stock of 2,601,700 and convertible operating partnership units of 2,997,941 have been excluded from the computation of diluted earnings per share as they are anti-dilutive. For the year ended December 31, 2004, options to purchase shares of the Company’s common stock of 2,766,034 and convertible operating partnership units of 3,001,957 have been excluded from the computation of diluted earnings per share as they are anti-dilutive. The preferred stock has been excluded from the calculation of diluted income from continuing operations per share as it is anti-dilutive in all periods presented.

The Company has not presented a statement of taxable operating results as the Company is organized and operates in a manner so as to qualify as a Real Estate Investment Trust (REIT) under the provisions of the Internal Revenue Code (the Code). Accordingly, the Company will generally not pay federal income taxes on its income provided that distributions to its shareholders equal at least 90% of its REIT taxable income as defined under the Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED

By: Glenborough Realty Trust Incorporated,

Date: October 25, 2005	/s/ ANDREW BATINOVICH
Andrew Batinovich Director, President and
Chief Executive Officer
(Principal Operating Officer)

Date: October 25, 2005	/s/ STEPHEN SAUL
Stephen Saul Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: October 25, 2005	/s/ TERRI GARNICK
Terri Garnick Chief Accounting Officer
(Principal Accounting Officer)